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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 2008

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                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

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       Cayman Islands                   001-16855                 98-0362785
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                   P.O. Box HM 2939
    Crown House, Second Floor, 4 Par-la-Ville Road
                    Hamilton HM12
                       Bermuda                                        N/A
       (Address of Principal Executive Offices)                   (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     Item 4.02. Non-Reliance on Previously Issued Financial Statements or a
Related Audit Report or Completed Interim Review.

     On May 7, 2008, Scottish Re Group Limited (the "Company") determined that the Quarterly Report on Form 10-Q for the period ended September 30, 2007 should no longer be relied upon until such time as an amended Form 10-Q has been filed, for the reasons set forth below.

     As more fully described in a press release dated March 27, 2008, the Company has been conducting additional work to evaluate and conclude on the amount of other-than-temporary impairment charges to be recognized in the consolidated financial statements in accordance with US Generally Accepted Accounting Principles ("US GAAP"). As part of this ongoing review process, the Company has reassessed the prior accounting for certain investments in beneficial interests in securitized financial assets of less than high credit quality with contractual cash flows, including asset backed securities. The Company is required to apply the accounting guidance in Emerging Issues Task Force ("EITF") Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets" ("EITF 99-20"). EITF 99-20 provides that a security within its scope is other-than-temporarily impaired if, based on the holder's best estimate of cash flows that a market participant would use in determining the current fair value of the security, there has been an adverse change in expected cash flows.

     As part of its continuing review, the Company has determined that its accounting procedures in place as of September 30, 2007 did not operate effectively to ensure full conformance with the applicable guidance in EITF 99-20.

     Specifically:

     1. While the Company employed a process to evaluate other-than-temporary impairments, the process previously used by the Company indicated that many impaired securities were only temporarily impaired because the cash flow projections provided by a third party investment manager did not result in principal losses on those securities. However, the Company has determined that those cash flow projections were not reflective of estimates a market participant would use in determining the current market value of those securities, leading to an understatement of other-than-temporary impairment charges for those securities within the scope of EITF 99-20.

     2. The Company's cash flow analysis was limited to sub-prime and Alt-A securities. The Company did not perform cash flow analyses for securities that were not sub-prime or Alt-A, which include beneficial interests in credit card receivables and automobile loans, as well as commercial mortgage-backed securities.

     As such, the Company has determined that the financial statements included in its Quarterly Report on Form 10-Q at and for the period ended September 30, 2007, which report was filed with the Securities and Exchange Commission ("SEC") on November 9, 2007, did not reflect the correct amount of other-than-temporary impairment in


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accordance with EITF 99-20 and no longer should be relied upon. The Company continues to review, and has yet to conclude upon, the amount of the restatement for the quarter ended September 30, 2007. The Company has concluded that the misapplication of the EITF 99-20 accounting guidance is not material to any other prior period financial statement.

     Subsequent to September 30, 2007, the Company amended and strengthened its procedures and financial processes relating to securities within the scope of EITF 99-20 to conform to that guidance.

Material Weakness in Internal Control over Financial Reporting
--------------------------------------------------------------

     In connection with the restatement described above, the Company's Chief Executive Officer and Chief Financial Officer, in conjunction with the Company's management, have determined that, as of September 30, 2007, the Company had a material weakness in its internal control over financial reporting, as defined in the standards established by the Public Company Accounting Oversight Board.

     Specifically, as of September 30, 2007, the Company had a material weakness relating to its controls over its process for analyzing and concluding on other-than temporary impairments. The Company has determined that the design and operation of internal controls over the accounting for other-than-temporary impairments of investments were inadequate to ensure full conformance with applicable US GAAP such as to prevent and detect any material misstatement in the amount of other-than-temporary impairments.

Remediation Status
------------------

     To address this material weakness in internal controls over financial reporting, the Company has been taking the following actions since September 30, 2007:

     1. Hired additional experienced, senior financial personnel to provide improved oversight of the Company's accounting activities;

     2. Improved the governance process over the Company's investment activities, including the formation within the Company of a Group Investment Committee separate from the Investment Committee of the Board of Directors; and

     3. Amending and strengthening its procedures, processes and related controls within its investment accounting function, in particular its process for analyzing and concluding on other-than-temporary impairments for its investment securities.


     Management and the Company's Audit Committee discussed the matters disclosed in this Current Report on Form 8-K with Ernst & Young LLP, the Company's independent registered public accounting firm. The Company is working to complete an amendment that corrects this error expeditiously; however, the referenced financial statements should not be relied upon until such time as the Company files its corrected interim financial statements.


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     Item 8.01. Other Events.

     The Company continues to work diligently on completing its Annual Report on Form 10-K for the year ended December 31, 2007, the filing of which has been delayed for the reasons stated in the Company's Form 12b-25 filings on March 12, 2008 and on March 27, 2008; however, the Company is unable to specify at this time when it will be in a position to make the filing.

     Although the Company has not yet determined the amount of other-than-temporary impairments for the fourth quarter of 2007, the Company believes that the amounts will significantly exceed those previously reported for prior periods. Accordingly, the Company currently anticipates that its net loss after tax for the year ended December 31, 2007 will be significantly greater than its net loss reported for the year ended December 31, 2006, although the exact amount of such change cannot be determined at this time. Consequently, the amount of the Company's consolidated shareholders equity at December 31, 2007 will be significantly reduced from the levels previously reported although the amount cannot be determined at this time.

     In addition, the Company has filed today a Form 15 notice of suspension of its duty to file periodic reports under the Securities Exchange Act of 1934. As a result of the delisting of the Company's shares from the New York Stock Exchange and the fact that there are less than 300 holders of record of its shares, the Company has no obligation to continue to file, and does not plan to file, periodic reports with the SEC for any periods after January 1, 2008. The Company does plan to file its Form 10-K for the year ended December 31, 2007 as soon as it is completed, as well as an amended Form 10-Q for the periods ended September 30, 2007 to correct the error described in Item 4.02 above.




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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    SCOTTISH RE GROUP LIMITED


                                    By:   /s/ Paul Goldean
                                          ----------------------------------
                                          Paul Goldean
                                          Chief Administrative Officer



Dated:  May 13, 2008